INVESTOR PRESENTATION

THIRD QUARTER 2022

NASDAQ: CCBG

Capital City Bank Group

FORWARD-LOOKING STATEMENTS

This presentation includes forward-looking statements, including statements about future results. These statements are subject to uncertainties and risks that could cause the Company's future results to differ materially. The following factors, among others, could cause the Company's actual results to differ: our ability to successfully manage credit risk, interest rate risk, liquidity risk, and other risks inherent to our industry; legislative or regulatory changes in monetary and fiscal policies of the U.S. Government; inflation, interest rate, market and monetary fluctuations; the effects of security breaches and computer viruses that may affect our computer systems or fraud related to debit card products; the accuracy of our financial statement estimates and assumptions, including the estimates used for our loan loss reserve, deferred tax asset valuation and pension plan; changes in accounting principles, policies, practices or guidelines; the frequency and magnitude of foreclosure of our loans; the effects of our lack of a diversified loan portfolio, including the risks of geographic and industry concentrations; the strength of the United States economy in general and the strength of the local economies in which we conduct operations; our ability to declare and pay dividends, the payment of which is subject to our capital requirements; changes in the securities and real estate markets; structural changes in the markets for origination, sale and servicing of residential mortgages; uncertainty in the pricing of residential mortgage loans that we sell, as well as competition for the mortgage servicing rights related to these loans and related interest rate risk or price risk resulting from retaining mortgage servicing rights and the potential effects of higher interest rates on our loan origination volumes; the magnitude and duration of the ongoing COVID-19 pandemic and its impact on the global economy and financial market conditions and our business; the effect of corporate restructuring, acquisitions or dispositions, including the actual restructuring and other related charges and the failure to achieve the expected gains, revenue growth or expense savings from such corporate restructuring, acquisitions or dispositions; the effects of natural disasters, harsh weather conditions (including hurricanes), widespread health emergencies, military conflict, terrorism, civil unrest or other geopolitical events; our ability to comply with the extensive laws and regulations to which we are subject, including the laws for each jurisdiction where we operate; the willingness of clients to accept third-party products and services rather than our products and services and vice versa; increased competition and its effect on pricing; technological changes; negative publicity and the impact on our reputation; changes in consumer spending and saving habits; growth and profitability of our noninterest income; the limited trading activity of our common stock; the concentration of ownership of our common stock; anti-takeover provisions under federal and state law as well as our Articles of Incorporation and our Bylaws; other risks described from time to time in our filings with the Securities and Exchange Commission; and our ability to manage the risks involved in the foregoing. Additional factors can be found in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2021, and the Company' other filings with the SEC, which are available at the SEC's internet site (http://www.sec.gov). Forward-looking statements in this presentation speak only as of the date of this presentation. The Company assumes no obligation to update forward-looking statements or the reasons why actual results could differ.

CORPORATE PROFILE

- Oldest Florida-based Publicly Traded Bank
- Managed Multiple Business Cycles Successfully
- $4.3B Assets
- Loans HFI: $2.3B/Deposits: $3.8B
- 88% Florida/12% Georgia
  - Florida Deposit market share of 7.7%
  - Georgia Deposit market share of 5.5%
- 50/50 Mix of Consumer and Commercial Clients (Deposits)
- $2.1B Assets Under Management



Atlanta
Augusta
Macon
Savannah
Montgomery
GEORGIA
ALABAMA
Jacksonville
Tallahassee
Panama City
Gainesville
Daytona Beach
Orlando
FLORIDA
Fort Myers
Miami

CURRENT OFFICES

Full Service - 57

LPO's - 3
- Marietta, Ga.
- Santa Rosa Beach, Fl.
- New Port Richey, Fl.

PLANNED OFFICES

Full Service
- ★Marietta, Ga.
- ★Panama City Beach, Fl. (Watersound Origins)
- ★Gainesville, Fl.

Full Service Re-Locations
- Inverness, Fl.
- Perry, Fl.

ATM/ITM's
- Locations - 86
- ITM Tellers - 9

CORPORATE PROFILE

Experienced Management
Average of 25 Years' Experience with CCBG

25 Years

45%

Strong and Diversified Board
27% Female/18% Ethnic Minority

Ownership
~56% Retail/44% Institutional
~24% Insider

56/44

$528M

Market Cap[(1)]
$528 Million

(1) As of 09/30/22

FLORIDA AT A GLANCE

- Highest Migration Rate in U.S.
  - 5th Consecutive Year
- 3rd Most Populous State - Projected Population Growth
  - 2X National Average
- Projected Population Change
  - (2022-2027) of 4.6%
- State Budget - FY 2022-2023
  - Largest in state history
- Business-friendly State with No Personal Income Tax



Government
Higher Education
Healthcare
Agriculture
Manufacturing
Retail Distribution
Professional Associations
Retirees
Tourism
Defense
Technology
Transportation

GROWTH MARKETS

TALLAHASSEE MSA	
Total Deposits *(in Thousands)*	$1,633,066
Market Share[1]	14.6%
Market Share Rank[1]	#3
Top 3 Industries	Government, Education, Professional
Projected Population Growth[2]	2.8%
Projected HH Income Growth[2]	11.5%

MACON MSA	
Total Deposits *(in Thousands)*	$134,222
Market Share[1]	2.9%
Market Share Rank[1]	#8
Top 3 Industries	Education, Healthcare, Defense
Projected Population Growth[2]	1.5%
Projected HH Income Growth[2]	14.5%

GAINESVILLE MSA	
Total Deposits *(in Thousands)*	$496,481
Market Share[1]	7.6%
Market Share Rank[1]	#7
Top 3 Industries	Education, Healthcare, Retail Distribution
Projected Population Growth[2]	3.5%
Projected HH Income Growth[2]	12.9%

RURAL COMBINED - 15 Markets[3]	
Total Deposits *(in Thousands)*	$1,214,491
Market Share[1][3]	9.1%
Market Champions	Agriculture, Manufacturing, County Seat
- Top 3 Market Share in 8 of 15 Markets	

(1) Source: S&P Global Market Intelligence as of 6/30/2022
(2) Projected Change from 2022-2027 (Nielson)
(3) Excludes Markets with < 2% Share

DEPOSIT FRANCHISE

Average Deposit Portfolio Composition



2%
8%
17%
45%
28%
Noninterest Bearing Deposits
NOW Accounts
Regular Savings Accounts
Money Market Accounts
Certificates of Deposit

Total Deposit Growth



2,423
132
251
351
781
908
2,538
114
235
370
805
1,012
2,844
104
236
424
826
1,254
3,407
102
278
537
965
1,525
3,750
95
287
624
1,043
1,701

	2018	2019	2020	2021	3Q22
Total Cost of Funds - CCBG[2]	0.27%	0.35%	0.16%	0.10%	0.13%
Total Cost of Funds - Peer[3]	0.66%	0.89%	0.69%	0.30%	0.24%

Noninterest Bearing Deposits; NOW Accounts; Regular Savings Accounts; Money Market Accounts; Certificates of Deposit

Deposit Portfolio Highlights

- CAGR[4] of ~ 15.5% DDA, ~ 7.3% MMA/SAV/NOW
- 97% Core Deposit[1] to Total Deposit[2]

Deposit Beta History

RATE CYCLE	INT BEARING DEPOSITS	TOTAL DEPOSITS
4Q.2003 to 4Q.2006	42%	33%
4Q.2015 to 4Q.2018	15%	9%
1Q.2022 to 3Q.2022	6%	3%

(1) Total Deposits less CDs
(2) YTD
(3) Publicly Traded $1-$5 Billion SE Commercial Banks (Source: S+P Market Intelligence)
(4) 2018 to 2022

LOAN PORTFOLIO DIVERSIFICATION

Loan Portfolio
$2,346,185


1%
1%
9%
10%
31%
10%
14%
24%

- Commercial R/E
- Residential R/E
- Indirect Auto
- Commercial Loans
- Construction R/E
- Home Equity R/E
- Direct Consumer
- Other Loans

Top 25 loans represent 7% of total loans.
Average loan size of $63,000

CRE Composition
$786,716
216% of Tier 1 Capital


5%
1%
9%
25%
60%

- Improved Property
- Construction
- Vacant Land
- Condos
- Land Development

Improved Property Composition
$472,947


1%
5%
7%
8%
30%
8%
13%
28%

- 1-4 Residential
- Retail
- Hotel/Motel
- Multi-Family
- Office
- Other
- Industrial/Warehouse
- Gas Station/C-Store

(1) 3Q2022-EOM

CREDIT QUALITY

- Proven **strong** underwriting and risk management
- 5 year average annual credit losses of **10 basis points**
- **Strong credit** quality metrics at September 30, 2022
- ACL coverage **0.96% of loans**

Classified Loans
(% of Total Loans HFI)



$25M
$20M
$15M
$10M
$5M
0
1.29%
$23M
1.13%
$21M
0.87%
$18M
0.93%
$18M
0.89%
$21M
2018
2019
2020
2021
3Q22

Non-Performing Loans
(% of Loans HFI)



$12M
$8M
$4M
$0M
0.39%
$6.8M
0.24%
$4.4M
0.29%
$5.9M
0.22%
$4.3M
0.10%
$2.4M
2018
2019
2020
2021
3Q22

Allowance for Credit Losses Activity[1]



$20M
$15M
$10M
$5M
$0M
$14.2M
$13.9M
$23.8M
$21.6M
$22.5M
0.80%
0.76%
1.30%
1.19%
1.12%
1.11%
0.96%
0.12%
0.13%
0.12%
(0.03)%
0.17%
2018
2019
2020
2021
3Q22

(000's)	2018	2019	2020	2021	3Q22
Provision for Credit Losses	2,921	2,027	8,303	(1,553)	3,641
CECL Adoption	-	-	3,269	-	-
Net Charge-Offs	2,018	2,332	1,907	(632)	2,617

Allowance for Credit Losses ("ACL")[1] — ACL Coverage Ratio (Loans HFI less SBA PPP) — ACL Coverage Ratio (Loans HFI) — Net Charge Ratio

(1) HFI Loans only - does not include $3.0M in allowance for unfunded loans at 09/30/22.

STRONG CAPITAL POSITION



Capital To Execute
$400M
$300M
$200M
$100M
2018
2019
2020
2021
3Q22
Risk-Based Capital
Tangible Common Equity
Excess Regulatory Capital



Staying Power
20
15
10
5
0
17.13%
7.58%
9.63%
17.90%
8.06%
10.26%
17.30%
6.25%
9.42%
17.15%
6.95%
9.27%
15.75%
6.61%
7.56%
2018
2019
2020
2021
3Q22
Risk Based Capital - CCBG
Tangible Common Equity - CCBG(1)
Tangible Common Equity - Publicly Traded $1-$5 Billion SE Banks

(1) Adjusted Non-GAAP, See Appendix for Reconciliation.

STRATEGIC INITIATIVES: Three Pillars of Execution

DRIVE REVENUES

Generate Loan Growth > Interest Rate Profile > Grow & Diversify Fee Income

DISCIPLINED EXPENSE MANAGEMENT

Committed to Expense Reduction > Efficiency Initiatives in Motion

EFFECTIVELY DEPLOY CAPITAL

Organic Growth > Return Capital > Leverage Capital

> Executed Under a Strong Risk Management & Credit Culture <

DRIVE REVENUES

Diversified Revenues

INTEREST INCOME[1]


1%
1%
6%
8%
8%
26%
9%
18%
11%
12%

$90.1 Million

- Commercial R/E
- Residential R/E
- Investment Securities
- Indirect Auto
- Commercial Loans
- Home Equity R/E
- Construction R/E
- Funds Sold & Deposits with Banks
- Direct Consumer
- Fees on Loans

FEE INCOME[1]


7%
16%
34%
46.0%
of Operating
Revenues
20%
23%

$73.7 Million

- Mortgage Banking Revenues - CCHL (51% ownership)
- Deposit Fees
- Wealth Management Fee
- Bank Card Fees
- Other

(1) YTD- 09/30/22

DRIVE REVENUES

Generate Loan Growth

Period End Loans HFI
($ In Millions / % Growth)



$2500
$2000
$1500
$1000
$500
$0
4.6%
$1,561
5.9%
$1,653
7.3%
$1,774
3.5%
$1,836
9.3%
$2,006
(3.7%)(1)
$1,931
28.6%(2)
$2,346
2016
2017
2018
2019
2020
2021
3Q22
Total SBA PPP
178M
0.2M
0.1M

Growth By Segment(3)



-$40M
-$20M
0
$20M
$40M
$60M
$80M
$100M
$120M
$140M
$160M
$180M
$200M
Commercial Loans - Core 10.4%
-38.4% Commercial Loans - SBA
Construction R/E 36.3%
Commercial R/E 7.9%
Residential R/E 65.5%
Home Equity R/E 7.8%
-4.1% Direct Consumer
Indirect Auto 8.7%
Other - LIP 52.4%

(1) Includes SBA PPP Activity - Ex SBA PPP= 5.6% core growth
(2) Annualized
(3) 3Q 2022 vs. 3Q 2021

DRIVE REVENUES

Interest Rate Profile

Loan Repricing - HFI Loans



18%
31%
16%
14%
8%
8%
5%
Overnight
12 Months
24 Months
36 Months
48 Months
60 Months
>60 Months

Rate Mix



44% Adjustable
38% Fixed(1)
18% Variable
$2,346
(in millions)

- 62% of Loan Portfolio is Variable or Adjustable
- 49% of Loan Portfolio Reprices within One Year

DRIVE REVENUES
Grow and Diversify Fee Income

Fee Income Mix[1]
(In Millions)



$100M
$90M
$80M
$70M
$60M
$50M
$40M
$30M
$20M
$10M
$0M
$82,873
$5.3M
$42.6M
$10.0M
$11.4M
$13.6M
$73,655
$5.9M
$25.1M
$14.4M
$11.7M
$16.6M
2021
2022
Deposit Fees
Wealth Management Fees
Other Fees
Bank Card Fees
Mortgage Banking Revenues
(CCHL - 51% ownership)

Growth Initiatives



Free to Fee Checking
Grow Wealth Management Assets
Improve Card Utilization
Leverage Working Capital Finance Platform
Residential Mortgage Originations
Insurance Sales

HIGHLIGHTS

- Wealth AUM of $2.1B - 5 year[2] CAGR of ~10%
- Activity Based Fees (Deposit Fees and Bank Card) - Up 13% in 2022

(1) YTD - September 30
(2) 2018-2022

EXPENSE MANAGEMENT

Continued Focus on Expense Control



Noninterest Expense Trend
$109.4M
$29.3M
$17.8M
$15.8M
$46.2M
$111.5M
$29.0M
$18.5M
$15.9M
$48.1M
$113.6M
$28.9M
$18.4M
$15.6M
$50.7M
$150.0M
$40.0M
$26.2M
$19.9M
$14.8M
$49.1M
$162.5M
$42.2M
$32.1M(2)
$20.6M
$15.4M
$52.2M
$122.3M
$33.4M
$23.9M
$15.4M
$11.5M
$38.2M
$119.5M
$25.4M
$22.1M
$15.9M
$12.0M
$44.1M
2017
2018
2019
2020(1)
2021(2)
YTD21(3)
YTD22(4)
Salaries
Associate Benefits
Net Occupancy
Other Expense
CCHL

(1) CCHL acquired on 03/01/2020
(2) Pension settlement charges of $3 million
(3) Pension settlement charge of $2 million
(4) Pension settlement charge of $0.5 million

HIGHLIGHTS

- 2022 pension expense (ex-settlement charges) to decrease $5 million from 2021
- *Efficiency Initiatives in Motion*
  - Banking Office Optimization
  - Process Improvement/RPA
  - Enhanced Digital Front Door
  - Leverage Virtual Tellers
  - Data Analytics/Automated Target Marketing

EXPENSE MANAGEMENT

Investing in Technology

- **50%** of all transactions are digital
- **Implemented** industry-leading marketing analytics and automation platform - 2Q22
- Participation and Investment in **BankTech Venture Fund**
- Launched widely recognized **P2P solution** - 2Q22
- Opening **3 additional digital offices** in Florida and Georgia in 2022
- **Launched client touchpoint surveys** in online/mobile banking - 1Q22
- **Client profitability system** facilitates cross-sell focus

EFFECTIVELY DEPLOY CAPITAL

ORGANIC GROWTH	• Technology Investments • Leverage Infrastructure • Deepen Client Relationships
RETURN CAPITAL	• Dividend • Share Repurchase Program
LEVERAGE CAPITAL	• M&A Opportunities • Non-Bank Businesses • New Market Expansion

ACQUISITION OPPORTUNITY

PROFILE

- Banks with $200-600M Assets
  ~250 Total Banks
- TBV Pricing Attractive

TARGETS

- Strong Core Deposit Base
- Lack of Scale to Absorb Regulatory Cost
- Succession Plan Unclear



Atlanta
Birmingham
Charleston
Montgomery
Savannah
Macon
Mobile
Jacksonville
Gainesville
Panama City
Tallahassee
Orlando
Expansion Area
Tampa
Fort Myers
Miami

2022 FOCUS

BROADER BASED LOAN GROWTH	• Market Expansion, Small Business, Commercial Real Estate, Residential Real Estate, Construction Real Estate, WCF/ABL, Participations/Pools
IMPLEMENT FEE INCOME INITIATIVES	• Checking Account Acquisition, and Strategies to Drive Interchange Revenues • Insurance Sales • Deepen/Cross-Sell Relationships
EFFICIENCY	• Continue Optimization of Banking Office Network
EVALUATE ACQUISITION OPPORTUNITIES	• Evaluate Both Bank and Non-Bank Opportunities

WHY CCBG?

- ↘Florida is Growing
- ↘Combination of Stable and High Growth Markets
- ↘Strong Deposit Franchise
- ↘Asset Sensitive Balance Sheet
- ↘Strong Capital – Ability to Deploy
- ↘Insider Ownership
- ↘Seasoned and Experienced Bankers
- ↘Low Execution Risk
- ↘CCBG is One of the Few Remaining "Pure Plays" in Florida

Capital City Bank Group®



APPENDIX

Capital City Bank Group

QUARTERLY RESULTS


0.90
0.75
0.60
0.45
0.30
0.15
0.00
0.51
0.66
0.25
0.58
0.55
0.84
0.62
0.90
0.46
0.74
0.56
0.66
0.44
0.52
0.60
0.70
0.38
0.50
0.50
0.63
0.51
0.73
0.67
0.96
4Q19
1Q20
2Q20
3Q20
4Q20
1Q21
2Q21*
3Q21**
4Q21***
1Q22
2Q22
3Q22
Diluted Earnings Per Share
Pre-Tax Pre-Credit Costs ("PTPCC") per diluted share (1)

*Includes $0.10 per share partial pension settlement expense
** Includes $0.02 per share partial pension settlement expense
*** Includes $0.03 per share partial pension settlement expense
(1) Adjusted Non-GAAP; See Appendix for Reconciliation

THIRD QUARTER 2022

(Dollars in thousands)	2Q.2022 Core CCBG	2Q.2022 CCHL	3Q.2022 Core CCBG	3Q.2022 CCHL	$ Change Core CCBG	% Change Core CCBG
Net Interest Income	28,173	160	33,325	2	5,152	18.29%
Provision for Credit Losses	1,542	-	2,099	-	557	0.00%
Deposit Fees	5,447	-	5,947	-	500	9.18%
Bank Card Fees	4,034	-	3,860	-	(174)	-4.31%
Wealth Management Fees	4,403	-	3,937	-	(466)	-10.58%
Mortgage Banking Fees	-	9,065	-	7,116	0	0.00%
Other	1,444	510	1,470	604	26	1.80%
Total Noninterest Income	15,328	9,575	15,214	7,720	(114)	-0.74%
Salaries	14,608	6,854	14,943	5,432	335	2.29%
Other Associate Benefits	3,799	122	4,194	169	395	10.40%
Total Compensation	18,407	6,976	19,137	5,601	730	3.97%
Occupancy, Net	5,271	804	5,388	765	117	2.22%
Other	7,646	1,394	7,495	1,424	(151)	-1.97%
Total Noninterest Expense	31,324	9,174	32,020	7,790	696	2.22%
Operating Profit	10,635	561	14,420	(68)	3,785	35.59%
Income Taxes	2,110	68	3,077	(3)	968	45.90%
Net Income (Before CCHL)	8,525	493	11,343	(65)	2,817	33.04%
CCHL 51% Interest, net of tax	188	188	37	37	343	-112.09%
CCBG Consolidated Net Income	8,713	-	11,315	-	2,602	29.86%
CCBG Consolidated Diluted EPS	0.50	0.01	0.67	-	0.16	32.21%
	0.51		0.67			

QUARTER HIGHLIGHTS

- Continued strong growth in net interest income of 18% - net interest margin percentage grew 44 bps to 3.31%
- Solid loan growth of 6.0% (end of period) and 8.6% (average)
- Continued strong credit quality metrics – higher credit loss provision driven primarily by loan growth
- Noninterest income decreased $2.0 million, or 7.9%, due to lower mortgage banking revenues at CCHL -- strong adjustable rate portfolio production by CCHL contributed to loan growth for the quarter
- Noninterest expense decreased $0.7 million, or 1.7%, primarily due to lower mortgage and wealth commissions, partially offset by higher performance-based compensation
- Tangible book value per share increased $0.07, or 0.4%

FINANCIAL HIGHLIGHTS

Dollars in Thousands, except Earnings per Share	2018	2019	2020	2021	3Q22
Interest Income	$99,395	$112,836	$106,197	$106,351	$90,122
Interest Expense	6,891	9,493	4,871	3,490	3,766
Net Interest Income	92,504	103,343	101,326	102,861	86,356
Provision for Credit Losses	2,921	2,027	9,645	(1,553)	3,641
Noninterest Income	51,565	53,053	111,165	107,545	73,655
Noninterest Expense	111,503	113,609	149,962	162,508	119,541
Income Taxes	3,421	9,953	10,230	9,835	7,486
Less: NCI	—	—	11,078	6,220	860
Net Income - Common	26,224	30,807	31,576	33,396	28,483
Diluted Earnings Per Share - Common	1.54	1.83	1.88	1.98	1.68
Ratios					
Return on Average Assets	.92%	1.03 %	.93%	.84 %	0.88 %
Return on Average Equity	8.89	9.72	9.36	9.92	10.05
Net Interest Margin	3.64	3.85	3.30	2.83	2.91
Net Charge-offs to Average Loans	.12	.13	.12	(0.03)	.17
Efficiency Ratio (FTE)	77.05	72.40	70.43	77.11	74.60
Dividend Payout Ratio	20.78	26.23	30.32	31.31	29.09

FINANCIAL HIGHLIGHTS

As of Period-End *Dollars in Thousands*	2018	2019	2020	2021	3Q22
Investments	$663,477	$643,140	$494,809	$995,073	$1,094,272
Loans Held for Investment	1,774,225	1,835,929	2,006,426	1,931,465	2,346,185
Total Assets	2,959,183	3,088,953	3,798,071	4,263,849	4,332,671
Noninterest Bearing Deposits	947,858	1,044,699	1,328,809	1,668,912	1,737,046
Interest Bearing Deposits	1,583,998	1,600,755	1,888,751	2,043,950	2,022,332
Total Deposits	2,531,856	2,645,454	3,217,560	3,712,862	3,759,378
Capital	302,587	327,016	320,837	383,166	373,165
Ratios					
Risk Based Capital	17.13%	17.90%	17.30%	17.15 %	15.75%
Tangible Equity	7.58	8.06	6.25	6.95	6.61
Diluted Tangible Book Value Per Share	12.96	14.37	13.76	17.12	.10
Nonperforming Loans to Loans HFI	.39	.24	.29	.22	.96
Reserve to Loans (ex. SBA PPP)	.80	.75	1.30	1.12	—
Reserve to Nonperforming Loans	206.79	310.99	405.66	499.93	934.53

MARKET DEMOGRAPHIC

LEGACY MARKETS PROVIDE STABLE AND PREDICTABLE GROWTH, WHILE ATTRACTIVE NEW MARKETS PROVIDE HIGHER GROWTH OPPORTUNITIES.

	Population Growth Rate		Household	
	2010-2022	2022-2027	Median Income 2022	Projected Change 2022-2027
Tallahassee MSA	7.0%	2.8%	$59,127	11.5%
Walton	43.5%	6.5%	$69,418	10.2%
CCBG Florida Markets	15.6%	3.7%	$59,942	11.1%
Florida	16.9%	4.6%	$66,251	12.4%
Northern Arc				
Cobb	12.1%	4.3%	$88,159	9.7%
Gwinnett	19.1%	5.5%	$80,869	10.4%
CCBG Georgia Markets	0.4%	1.5%	$48,085	3.2%
US	8.3%	3.2%	$72,465	12.1%

Sources: S&P Global Market Intelligence; ESRI; US Census Bureau

NON-GAAP FINANCIAL MEASURES

We present a tangible common equity ratio that removes the effect of goodwill resulting from merger and acquisition activity. We believe this measure is useful to investors because it allows investors to more easily compare our capital adequacy to other companies in the industry. The GAAP to non-GAAP reconciliation is provided below.

Dollars in Thousands		2018	2019	2020	2021	3Q22
TANGIBLE COMMON EQUITY RATIO						
Shareowners' Equity (GAAP)		$302,587	$327,016	$320,837	$383,166	$373,165
Less: Goodwill (GAAP)		$84,811	$84,810	$89,095	$93,523	$93,133
Tangible Shareowners' Equity (non-GAAP)	A	$217,776	$242,206	$231,742	$289,643	$280,032
Total Assets (GAAP)		$2,959,183	$3,088,953	$3,798,071	$4,263,849	$4,332,671
Less: Goodwill (GAAP)		$84,811	$84,810	$89,095	$93,523	$93,133
Tangible Assets (non-GAAP)	B	$2,874,372	$3,004,143	$3,708,976	$4,170,326	$4,239,538
Tangible Common Equity Ratio	A/B	7.58%	8.06%	6.25%	6.95%	6.61%

Pre-tax pre-credit costs per diluted share is a measure used by management to evaluate core operating results exclusive of credit costs, including loan loss provision and other real estate expenses. We believe this measure is useful to investors because it allows investors to more easily compare our core operating results to other companies in the industry. The GAAP to non-GAAP reconciliation is provided below.

Dollars in Thousands		2020	2021	3Q22
PRE-TAX PRE-CREDIT COSTS Per Diluted Share				
Income Before Income Taxes (GAAP)		$41,806	$43,231	$35,968
Plus: Provision for Loan Losses (GAAP)		$9,645	$ (1,553)	$3,641
Plus: Other Real Estate Owned Expense (GAAP)		$104	$(1,488)	$(96)
Pre-Tax Pre-Credit Costs (non-GAAP)	A	$51,555	$40,190	$39,513
Average Diluted Common Shares (GAAP)	B	16,822	16,893	$16,973
Pre-Tax Pre-Credit Costs Per Diluted Share	A/B	$3.06	$2.38	$2.33

Capital City Bank Group

Corporate Headquarters
217 North Monroe Street
Tallahassee, FL 32301

www.ccbg.com